Advanced Series Trust

The Prudential Series Fund

Supplement dated April 3, 2009 to Prospectuses dated May 1, 2008

This Supplement sets forth certain changes to the Prospectuses of Advanced Series Trust (the Trust) and The Prudential Series Fund (the Fund), each dated May 1, 2008 (each, a Prospectus). The Portfolios discussed in this Supplement may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. The following should be read in conjunction with the relevant Prospectus and should be retained for future reference.

I.               Proposed Fund Reorganizations

The Board of Trustees of the Fund recently approved the two fund reorganizations described below.

Target Fund	Acquiring Fund
SP PIMCO High Yield Portfolio of The Prudential Series Fund	High Yield Bond Portfolio of The Prudential Series Fund
Diversified Conservative Growth Portfolio of The Prudential Series Fund	SP Conservative Asset Allocation Portfolio of The Prudential Series Fund

Pursuant to these proposals, the assets and liabilities of each Target Fund would be exchanged for shares of the corresponding Acquiring Fund and beneficial shareholders of a Target Fund would become beneficial shareholders of the corresponding Acquiring Fund. No sales charges would be imposed in connection with either reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in a reorganization will be equal in value to the Target Fund shares beneficially held by such shareholders immediately prior to the reorganization.The completion of each reorganization transaction is subject to approval by the beneficial shareholders of the relevant Target Fund and the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the relevant reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective beneficial shareholders. Shareholder approval of one reorganization is not contingent upon shareholder approval of the other reorganization. The completion of one reorganization is not contingent upon the completion of the other reorganization. It is anticipated that proxy statements/prospectuses relating to these transactions will be mailed to Target Fund shareholders during the second or third calendar quarter of 2009 and that the special meetings of Target Fund shareholders will be held during the third or fourth calendar quarter of 2009.

II.	Investment Policy Change for AST Western Asset Core Plus Bond Portfolio of Advanced Series Trust

Effective May 1, 2009, the ability of the AST Western Asset Core Plus Bond Portfolio to invest in debt securities rated below investment grade (also referred to as “junk bonds”) will increase as set forth in the table below.

Current Policy as to Investments in Junk Bonds	Revised Policy as to Investments in Junk Bonds

The Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset (as defined below) or WAML (as defined below) to be of comparable quality).

The Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset (as defined below) or WAML (as defined below) to be of comparable quality).

III.	Change in Allocation of Assets Among Subadvisers for Equity Portfolio of The Prudential Series Fund

Each of Jennison Associates LLC (Jennison) and ClearBridge Advisors, LLC (ClearBridge) serves as a subadviser to the Equity Portfolio. As of January 31, 2009, each of Jennison and ClearBridge was responsible for managing approximately 50% of the Equity Portfolio's assets. It is expected that Jennison will be responsible for managing 100% of the Equity Portfolio's assets on or about April 24, 2009.

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